SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934

Filed by the Registrant                           [X]
Filed by a Party other than the Registrant        [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

           PETRO UNION INC., DBA HORIZONTAL VENTURES, INC.
          (Name of Registrant as Specified In Its Charter)

                           N/A
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction
         applies:
     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     5)  Total fee paid:
[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offs et as provided
        by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
        Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1)   Amount Previously Paid:
        2)   Form, Schedule or Registration Statement No.:
        3)   Filing Party:
        4)   Date Filed:


                   PETRO UNION, INC. d/b/a
                  HORIZONTAL VENTURES, INC.
                575 Madison Ave., Suite 1006
                   New York, New York 10022


                          PROXY STATEMENT AND
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD July 2, 1998


To the shareholders of Petro Union, Inc.

An Annual Meeting of the shareholders of Petro Union, Inc. d/b/a Horizontal Ventures, Inc. (the "Company") will be held at 5757 madison Avenue, Suite
1006, New York, NY (      ), at 2:00 P.M. (EST) on Thursday, July 2, 1998, or
at any adjournment or postponement thereof, to act upon the following:

     1. To elect five directors to serve during the ensuing year or if the staggered terms proposal passes, until their successors are elected and qualified;.

     2. To consider and act upon the adoption of the Company's Amended and Restated Articles of Incorporation, attached as Exhibit A, which contain provisions:

          a. Changing the name of the Company to Horizontal Ventures, Inc.;

          b. Providing for the number of Directors to be established by the Bylaws and further providing for staggered terms for the Company's Directors;

          c. Authorizing the issuance of 50,000,000 shares of no par value preferred stock with rights and preferences as the Board of Directors may determine;

          d.     Changing voting requirements to:

               (i) reduce the voting requirement for shareholder actions initiated by the Board of Directors; and

              (ii) increase the voting requirement for shareholder actions not initiated by the Board of Directors; and

         e. Reducing the quorum requirement from shares representing a majority of the outstanding voting rights to shares representing one-third of the outstanding voting rights.

     3.     To approve the Horizontal Ventures, Inc. Non Qualified Stock
Option Plan.

     4. To consider and act upon a resolution authorizing the Board of Directors to issue up to 2,500,000 shares of the Company's no par value common or preferred stock for equity offerings both private and public and for the acquisition of assets or businesses, and to transact any other business which may properly come before the meeting at the time and place scheduled or, should the meeting be adjourned, at such time and place as it may be resumed.

Details relating to these matters are set forth in the attached Proxy Statement. All shareholders of record as of the close of business on _______________, 1998 will be entitled to notice of, and to vote at, such meeting or at any adjournment or postponement thereof.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A BUSINESS REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. THE DELIVERY OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       __________________________________
                                       Randeep S. Grewal
                                       Chairman of the Board





______________, 1998


                              PROXY STATEMENT

                            PETRO UNION, INC. d/b/a
                            HORIZONTAL VENTURES, INC.
                            575 Madison Ave., Suite 1006
                              New York, NY 10022
     (212) 605-0470

       ANNUAL MEETING OF SHAREHOLDERS TO BE HELD July 2, 1998

============================================================================

This Proxy Statement is furnished in connection with the annual meeting (the "Annual Meeting") of Petro Union, Inc. d/b/a Horizontal Ventures, Inc. (the "Company"), a Colorado corporation, to be held at 2:00 P.M. on July 2, 1998 at
575 Madison Avenue, Suite 1006, New York, NY(    ), or at any adjournment or
postponement thereof. The Company anticipates that this Proxy Statement will be first mailed or given to all shareholders of the Company on or about June 1, 1998. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast FOR the proposals presented. Approval of each matter on the agenda requires the affirmative vote of a majority of all issued and outstanding shares of no par value common stock ("Common Stock"). Abstentions and broker non-votes will be treated as negative votes.

Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting that the proxy be returned.

All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by Officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held on the record date, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

                             VOTING SECURITIES

The close of business on April 24, 1998, has been fixed by the Board of Directors of the Company as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At such date, there were outstanding approximately 1,570,981 shares of the Common Stock, each of which entitles the holder thereof to one vote per share on each matter which may come before the meeting. The Company has no other class of voting securities outstanding.

The presence in person or by proxy of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the meeting, but, if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained. If a quorum is present, the affirmative vote of a majority of shares represented at the meeting in person or by proxy will be required to approve the matters specified herein to be voted upon.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 24, 1998, the Common Stock ownership of each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock ("Principal Shareholders"), all Directors and Officers individually and all Directors and Officers of the Company as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown. There are no contractual arrangements or pledges of the Company's securities, known to the Company, which may at a subsequent date result in a change of control of the Company.


                                     Amount of Beneficial
                                          Ownership
                                   ________________________
Name and Address                   Common             Percent of
of Beneficial Owner                Stock(1)            Class(2)

International Publishing           276,093              17.6%
Holdings, S.A. ("IPH")
Postbus 84019
2508 AA The Hague
The Netherlands

Randeep S. Grewal                   70,000               4.5%
Chairman of the Board
Chief Executive Officer
10815 Briar Forest Drive
Houston, TX 77042/
575 Madison Avenue, Suite 1006
New York, NY 10022

Dr. Jan F. Holtrop                   6,108                <1%
Director
Van Alkemadelaan
2596 AS The Hague
The Netherlands

Dirk Van Keulen                      -0-                  _____
Director
Heemraadslag 14
2805 DP Gauda
The Netherlands

Donald A. Christensen                   60                <1%
Director
48 S. Evanston Way
Aurora, CO 80012

All directors and officers          76,108               4.8%
as a group (5 persons)

__________________________

(1) Rule 13d-3 under the Securities Exchange Act of 1934, as amended, involving the determination of beneficial owners of securities, includes as beneficial owners of securities, among others, any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares, voting power and/or investment power with respect to such securities; and, any person who has the right to acquire beneficial ownership of such security within sixty days through means, including but not limited to, the exercise of any option, warrant or conversion of a security. The Company has no options or warrants outstanding.

(2)     Based upon 1,570,981 shares issued and outstanding.


                     NOMINEES FOR ELECTION AS DIRECTORS

     Under the current charter documents, all directors of the Company are elected annually unless no annual stockholders' meeting is held, in which event the directors serve until their successors are duly elected and qualified. However, if the staggered board of directors proposal to be voted on at this Annual Meeting is approved, the directors will be divided into three classes, Class A, Class B, and Class C, with each director serving for three years and rotating the class up for election at each annual meeting.
The merits of this proposal are discussed in detail below. At this Annual Meeting, five directors are to be elected to serve either for: (1) one year or until their successors are duly elected and qualified if the staggered board of directors proposal is not accepted or (2) if the staggered board proposal is accepted, the initial Class A directors will be elected for three years, the initial Class B director for two years and the initial Class C directors
for one year.   In other words, Class A directors will serve until the third annual meeting from this meeting, Class B will serve until the second annual meeting from this meeting and Class C will serve until the first annual meeting from this meeting. In subsequent meetings, each newly elected director will serve three years from that election. The Company's nominees for these directorships are identified below. Of the five persons nominated by the Board of Directors to become directors of the Company, four are currently serving in that capacity.

     The proxies will be voted for such persons as the Company shall determine unless a contrary specification is made in the proxy. All nominees have indicated their willingness to serve as directors of the Company. However, if any nominee is unable or should decline to serve as a director, it is the intention of the persons named in the proxy to vote for such other person as they in their discretion shall determine.

     The Company does not currently have a standing nominating committee. The audit committee is made up of Messrs. Grewal and Holtrop and the compensation committee is made up of Messrs. Grewal, Holtrop and, if elected Andrews. The Board selects director nominees and will consider suggestions by stockholders for names of possible future nominees delivered in writing to the Secretary of the Company on or before November 30 in any year.

     During fiscal year 1997, the Board of Directors met six times. No director attended less than 75% of the meetings.

     There are no family relationships among the directors. There are no arrangements or understandings between any director and any other person pursuant to which that director was elected.


            DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The directors and executive officers of the Company are as follows:

                                                              Date
                                                           Began With
         Name               Age      Positions              Company
        ______             _____     ____________         ____________
Randeep S. Grewal (A)       33       Chief Executive     September 1997 (1)
                                     Officer, Chairman,
                                     Director

Dr. Jan F. Holtrop (B)      62       Director            September 1997(1)

George G. Andrews           72       Director            Nominee

Dirk Van Keulen (C)         39       Director            September 1997(1)

Donald A. Christensen (C)   67       Director            September 1997(1)

__________________________________

(1) Directors were appointed on the effective date of the merger between Petro Union, Inc and Horizontal Ventures, Inc.
(A)     Class A Director as proposed in Staggered Board Proposal
(B)     Class B Director as proposed in Staggered Board Proposal
(C)     Class C Director as proposed in Staggered Board Proposal


     Randeep S. Grewal - Chairman, Chief Executive Officer and Director. Mr. Grewal most recently served as the corporate Vice President of the Rada Group. His responsibilities within Rada were focused on a market penetration and globalization of a new high-tech product resulting in the conversion of the Rada Group from being primarily a defense contractor into a diversified commercial industry. He has been involved in various joint ventures, acquisitions, mergers and reorganizations since 1986 in the United States, Europe and the Far East within diversified businesses. Mr. Grewal has a Bachelor of Science degree in Mechanical Engineering from Northrop University.

     Dr. Jan Fokke Holtrop - Director. Mr. Holtrop has been a senior Production Technology professor at the Delft University of Technology within the Faculty of Petroleum Engineering and Mining in The Hague, Netherlands since 1989. Prior to the Delft University, he served in various positions within the Shell Oil Company where he started his career in 1962. Mr. Holtrop has almost forty (40) years of experience within the oil and gas exploration, drilling and production industry with a global hands-on background. Mr. Holtrop has a Ph.D and a MSC in Mining Engineering from the Delft University of Technology.

     George G. Andrews - Nominee Director. Mr. Andrews has been a consultant and private investor since his retirement from the oil and gas industry in 1987. From 1982 until 1987 he was employed as corporate Vice President of Intercontinental Energy Corporation of Englewood, Colorado directing the company's land acquisition, lease and management operations. Between June 1981 and November 1982 Mr. Andrews was Vice President of Shelter Hydrocarbons, Inc. of Denver, Colorado where he directed all land management and operation procedures including contract systems and negotiations of acquisition agreements. From 1979 to June of 1981 Mr. Andrews was Senior Landman for the National Cooperative Refinery Association in Denver, Colorado where he was responsible for negotiation and acquisition of oil and gas leases, certifying title requirements and ongoing daily operations in his office. Mr. Andrews obtained his B.S. degree from the University of Tulsa, Tulsa, Oklahoma in 1947 where he majored in Economics.

     Dirk Van Keulen - Director. Mr. Van Keulen has served since January 1996 as a Director of Horizontal Ventures, Inc., which was one of the first licensees of the Amoco technology and is currently Petro Union's core business. He served as a tax official in the Dutch Ministry of Finance from 1979 through 1987 and then as a tax consultant with Koolman & Co., until 1989. Since 1984 Mr. Van Keulen has been actively involved in various investment activities. He studied higher education in fiscal law and accounting under the Dutch Ministry of Finance.

     Donald A. Christensen - Director. Mr. Christensen has been a business and financial consultant since 1988, prior to which he served as the President of Titan Construction Company since 1970. He has been a Professor of Engineering at the University of Colorado and a guest lecturer at the University of Denver. Mr. Christensen has a Bachelor of Civil Engineering degree from the University of Missouri.

     During the past five years, there have been no petitions under the Bankruptcy Act or any state insolvency law filed by or against, nor have there been any receivers, fiscal agents, or similar officers appointed by any court for the business or property of any of the Registrant's incumbent directors or executive officers, or any partnership in which any such person was a general partner within two years before the time of such filing, or any corporation or business association of which any such director or executive officer was an executive officer within two years before the time of such filing, EXCEPT in May 1996 Petro Union, Inc. voluntarily filed for Chapter 11 Reorganization under the United States Bankruptcy Code while Richard Wedel was President of the Company.

     During the past five years, no incumbent director or executive officer of the Registrant has been convicted of any criminal proceeding (excluding traffic violations and other minor offenses) and no such person is the subject of a criminal prosecution which is presently pending.

     Compliance With Section 16(a) Under the Securities Exchange Act of 1934

     Based solely on a review of reports filed with the Company, all Directors and Executive Officers timely filed all reports regarding transactions in the Company's securities required to be filed during the last fiscal year by
Section 16(a) under the Securities Exchange Act of 1934.



Summary Compensation Table

     The following summary compensation table sets forth in summary form the compensation received during each of the Company's last two completed fiscal years by the Registrant's Executive Officers.

(a)  Summary Compensation Table

                            Annual                         Long Term
                          Compensation                   Compensation

                      Year    Salary    Bonus(2)              Awards

                                                Stock Awards   Options
      Name/Position

      Randeep Grewal   1997  $120,000     0      70,000(3)    150,000(4)
      CEO

      Richard Wedel,   1997  $ 90,000     0      70,000(3)
      COO              1996    90,000(1)  0
      Resigned 3/12/98


(1) Salaries were accrued, but not paid in cash. A total of 2,273 shares of Common Stock were issued to Mr. Wedel in 1996 as payment in full for the $90,000 of salary accrued in 1995.
(2) During the period covered by the Table, the Company did not pay its executive officers any bonuses or other compensation.
(3) Stock grants approved as part of the Company's bankruptcy reorganization plan.
(4)  Subject to shareholder approval of the Non-Qualified Stock Option Plan.

No other officer, director or employee of the Company or its subsidiaries received total compensation in excess of $100,000 during the last two fiscal years. The Company has an employment agreement with Randeep Grewal. No other form of compensation was paid during 1997.

(b)  Option and Long-Term Compensation Tables

                                             Long Term Compensation

                                   Awards                      Payouts

                            Restricted    Securities             LTIP
                          Stock award(s)  Underlying           payouts
                               ($)       Options/SARs (#)         ($)
Name/Position

Randeep Grewal    1997       70,000        $80,000(1)
CEO

Richard Wedel,    1997       70,000
COO, CEO          1996
Resigned 3/12/98


(1) Includes 150,000 stock options and a 30,000 share deferred stock grant both issued as part of the bankruptcy reorganization.

(c)  Options and Stock Appreciation Rights

                    Option/SAR Grants in Last Fiscal Year

                          (Individual Grants)

                      Number of
                      Securities        Percent of Total   Exercise
                      Underlying        options/SARs       or base
                      options/SARs   granted to employees   price  Expiration
Name                 granted (#)        in fiscal year     ($/Sh)   date
Randeep S. Grewal     150,000              100%            $5.00    9/7/07


  Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR
Values

                                                                Value of
                                                               Unexercised
                                             Number of          in-the-
                                             unexercised          money
                                            Options SARs at     Options/SARs
                    Shares                   FY-end (#)        At FY-end ($)
                    Acquired on   Value     exercisable/un-     exercisable/
Name                Exercise (#) realized     exercisable      unexercisable
Randeep S. Grewal      ---          ---       0/150,000        0/$975,000


                     ____________________________________

The Company has not granted any options or stock appreciation rights to any of its directors or executive officers.

(d)  Employment Contracts and Termination Agreements

On September 9, 1997, the Company entered into an employment agreement with Mr. Grewal for a five-year term. His current salary is $120,000 per year. Compensation is reviewed annually. Mr. Grewal participates in the Company's benefit plans and is entitled to bonuses and incentive compensation as determined by the Board of Directors of the Company. The agreement is terminable for Cause or by the death or disability of Mr. Grewal. Upon termination of the agreement by the Company for any reason other than for Cause, death or disability, the Company is obligated to pay within 30 days after the date of termination (1) Mr. Grewal's Base Salary through the date of the Severance Period, (2) Mr. Grewal's base salary for the balance of the term of the agreement if the Date of Termination is within the first three years of the Employment Agreement (Base Salary is the rate in effect at the Date of Termination), (3) the Annual Bonus paid to Mr. Grewal for the last full fiscal year during the Employment Period and (4) all amounts of deferred compensation, if any. The agreement allows Mr. Grewal to receive an assignment of 2% overriding royalty of all oil and gas production received by the Company.

On March 12, 1998, the Company entered into a Confidential Termination and Settlement Agreement and Complete Release with Mr. Wedel relating to his resignation as an executive of the Company and as a member of the Board of Directors. Mr. Wedel will receive a $50,000 one-time severance payment. Additionally, the Company agreed to loan to Mr. Wedel $100,000 with interest payable at the prime rate as established by the Wall Street Journal secured by a stock pledge agreement and 10,000 shares of the Company's common stock. The Company agreed to maintain Mr. Wedel's medical insurance coverage as currently in effect through July 31, 1998. In exchange for the above consideration, Mr. Wedel agreed not to compete with the Company and specifically with the Company's Amoco technology based horizontal drilling business for a period of three years after his date of termination. Mr. Wedel also agreed not to disclose any confidential information of the Company which he acquired as a result of his employment. The Company and Mr. Wedel agreed to mutually release the other from any claim or action arising from Mr. Wedel's Executive Employment Agreement with the Company.

(e)  Director Compensation

     Each director who is not an employee of the Registrant (the "Outside Directors") will be reimbursed for expenses incurred in attending meetings of the Board of Directors and related committees. As of the date of this Proxy, the Registrant has three Outside Directors. No compensation was paid to any Outside Director during fiscal 1997 and is none is planned for the immediate future.

     The Registrant has no knowledge of any arrangement or understanding in existence between any executive officer named above and any other person pursuant to which any such executive officer was or is to be elected to such office or offices. All officers of the Registrant serve at the pleasure of the Board of Directors. No family relationship exists among the directors or executive officers of the Registrant. All Officers of the Registrant will hold office until the next Annual Meeting of the Registrant. There is no person who is not a designated Officer who is expected to make any significant contribution to the business of the Registrant. The executive officers of the Company serve at the pleasure of the Board of Directors and do not have fixed terms. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board whenever in its judgment the best interests of the Company will be served thereby without prejudice, however, to contractual rights, if any, of the person so removed.

Working Interests

There are no agreements in which any employee of the Company receives a working interest in the Company's oil and gas properties.

Overriding Royalty Income

The Registrant has historically assigned overriding royalty interests to certain of its employees. Employees own overriding royalty interests on oil and gas wells invested in by the Registrant. Conflicts of interest may arise between employees owning overriding royalty interests in Registrant-operated locations and the Registrant.

As part of Mr. Grewal's employment agreement, he is to receive a two percent (2%) overriding royalty of all oil and gas production received by the Company. Josh Stark, Vice President of Exploitation and Exploration will receive 2% override on the Ohio and Reo oil prospects should they be developed.

Future Transactions

All transactions between the Registrant and an officer, director, principal stockholder or affiliate of the Registrant will be approved by a majority of the uninterested directors, only if they have determined that the transaction is fair to the Registrant and its stockholders and that the terms of such transaction are no less favorable to the Registrant than could be obtained from unaffiliated parties.


                      AMENDMENTS TO CORPORATE CHARTER

                        CHANGE OF COMPANY NAME

The Board of Directors has determined that the name of the Company should be changed to Horizontal Ventures, Inc. to better identify the Company's principal business of exploiting oil and gas production by utilizing its horizontal drilling know how. The Company has been using this name as an assumed trade name since September 10, 1997. This amendment to the Company's Articles of Incorporation should not have any negative effect on the shareholders of the Company.

                   STAGGERED BOARD OF DIRECTORS TERMS

The Company's current Restated Articles of Incorporation fix the number of directors at five. The election and removal of Directors is governed by the Company's Bylaws, which provide that each Director serves until the next annual meeting of shareholders or until his successor has been elected or appointed. Additionally, a Director may be removed with or without cause by a majority vote of the shareholders at a meeting called for such purpose or by a sufficient number of other candidates receiving more votes than the Director at the next annual meeting. Because the Directors will be directly affected by the Staggered Board proposal, they may be deemed to have an interest in the outcome of such proposal.

The Board has proposed to institute a staggered Board of Directors (the "Staggered Board") consisting of three classes of Directors. The number of Directors will initially be five, but may be changed by the Board of Directors through amendment of the Bylaws without shareholder consent. Each class must contain one-third of the total number of Directors, or as near thereto as possible. The initial Class A will consist of one Director designated as Chairman of the Board, the initial Class B will consist of two Directors, one of whom will be the Vice Chairman of the Board, and the initial Class C will consist of the two Directors. The Directors proposed to be in each class are identified in the Nominees for Election of Directors section of this Proxy Statement. The terms of the Class C directors will expire at the next annual meeting of shareholders. The terms of the Class B directors will expire at the second annual meeting following adoption of the Staggered Board and the term of the Class A director will expire at the third annual meeting following adoption of the Staggered Board. Following the expiration of their initial terms, Directors will be elected for terms of three years to succeed those whose terms expire.

The Staggered Board amendment to the Articles of Incorporation further requires the two-thirds Supermajority vote described above in order to remove a Director where the removal is not recommended by the Board of Directors as a whole.

The overall effect of the Staggered Board would be to render more difficult the accomplishment of certain acquisitions of control by hostile third parties. At the same time, such amendment would make more difficult the removal of current management and the Board and may have other antitakeover effects, both favorable and unfavorable, to Company shareholders.

The full text of the Staggered Board proposal is set forth in Article Fifth of Exhibit A attached to this Proxy Statement.

           Considerations in Support of the Staggered Board Proposal

The Board believes that the Staggered Board proposal will enhance its ability to protect shareholders against attempts to acquire control of the Company by means of unfair or abusive tactics that exist in many unsolicited takeover attempts. The Staggered Board proposal would encourage persons seeking to acquire control of the Company to engage in good faith, arms-length negotiations with the Board regarding the structure of their proposal, rather than waging a hostile proxy contest, and would permit the Board to engage in such negotiations from a stronger position. In addition, the Staggered Board proposal would facilitate the Company's attracting and retaining qualified Board members and hiring and retaining competent management personnel by increasing the likelihood of a stable employment environment. The Company also believes that ensuring continuity of service among the Board members and three-year commitments for Board service is desirable.

                        Other Considerations

The Staggered Board proposal could have the effect of deterring certain third parties from initiating proxy contests or from acquiring substantial blocks of the Company's shares. Such proxy contests and acquisitions of substantial blocks of shares tend to increase, at least temporarily, market prices for the Company's stock. Consequently, if the Staggered Board proposal is approved, Company shareholders could be deprived of temporary opportunities to sell their shares at higher market prices. Moreover, by possibly deterring proxy contests or acquisitions of substantial blocks of the Common Stock, the Staggered Board proposal might have the incidental effect of inhibiting certain changes in incumbent management, some or all of whom may be replaced in the course of a change in control.


                   AUTHORIZATION OF PREFERRED STOCK

The Board has determined that the Company's Articles of Incorporation should be amended to authorize the Company to issue up to 50,000,000 shares of no par value preferred stock ("Preferred Stock") with such rights and preferences as the Board may determine. As a result of the amendments provided for by the Plan, the Company is not currently authorized to issue Preferred Stock.

The shares of Preferred Stock will be available for issuance from time to time for such purposes and consideration as the Board may approve. No further vote of the shareholders of the Company will be required, except as provided under Colorado law or as may be required by NASDAQ or any other exchange on which the Company's securities might trade. The availability of Preferred Stock for issuance without the delay and expense of obtaining the approval of shareholders at a annual meeting could afford the Company a means of raising additional capital. Furthermore, the Preferred Stock could be utilized by the Board for purposes of defending against any potential hostile or abusive takeover threats.

The Preferred Stock will be "blank check" preferred stock and may have such terms, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and other rights, preferences and limitations, as determined by the Board in its sole discretion. The authorization of the Preferred Stock is set forth in Article Fourth of Exhibit A attached to this Proxy Statement.

The Board has no present intention of issuing any shares of Preferred Stock. None of the Directors or Officers of the Company has any financial or other personal interest in this proposal.


                       CHANGES IN VOTING REQUIREMENTS

The current Restated Articles of Incorporation provide that the affirmative vote of the holders of a majority of the shares of each voting group entitled to vote is required for all shareholder actions. The Company has only one voting group consisting of the holders of Common Stock. The Board of Directors has determined that it is in the best interests of the Company to reduce this voting requirement in certain circumstances and increase this voting requirement in other circumstances. The proposed voting requirements are set forth in Article Fourth, subparagraph (d) of Exhibit A attached to this Proxy Statement.


     Reduction in Voting Requirement and Considerations in Support Thereof

The Board has proposed that the Amended and Restated Articles of Incorporation require that except as otherwise required by Colorado law, matters initiated by the Board of Directors and put to a shareholder vote will require for approval that the number of votes cast in favor of the matter exceeds the number of votes cast against the matter at a meeting at which a quorum is present. This differs from the current voting requirement in that (I) abstentions will be treated as non-votes rather than as negative votes and
(ii) if fewer than all of the outstanding shares are represented at a meeting at which a quorum is present, the number of affirmative votes required will be less than an absolute majority of all outstanding votes. Pursuant to Colorado law, shareholder approval of a plan of merger or share exchange, the sale or other disposition of all or substantially all of the property of the Company or the dissolution or revocation of dissolution of the Company will continue to require the affirmative vote of the holders a majority of all votes entitled to be cast.

The result of this change in voting requirement will be to make it easier for the Board of Directors to obtain shareholder approval for most matters initiated by the Board of Directors. This will in turn (I) give the Company more flexibility to adapt its business structure to changing needs and business strategies over time and (ii) reduce the time and costs associated with proxy solicitation.

    Increase in Voting Requirement and Considerations in Support Thereof

The Board has determined that the Company's Articles of Incorporation should require that with the exception of shareholder initiated motions to remove members of the Board of Directors and amendments to the Articles of Incorporation, matters not initiated by the Board will require for approval the affirmative vote of two-thirds of all votes entitled to be cast within each voting group ("Supermajority").

The overall effect of the Supermajority requirement would be to render more difficult the accomplishment of certain mergers or other assumptions of control by hostile third parties and may have other antitakeover effects, both favorable and unfavorable, to Company shareholders.

The Board believes that the Supermajority requirement will enhance its ability to protect shareholders against attempts to acquire control of the Company by means of unfair or abusive tactics that exist in many unsolicited takeover attempts. The Supermajority requirement would encourage persons seeking to acquire control of the Company to engage in good faith, arms-length negotiations with the Board regarding the structure of their proposal and would permit the Board to engage in such negotiations from a stronger position. The Board believes that the Supermajority requirement would help ensure that adequate consideration is received by the shareholders in the event that the Company is ultimately acquired by a third party. In addition, the adoption of the Supermajority requirement would facilitate the Company's hiring and retention of competent management personnel by increasing the likelihood of a stable employment environment.

The Supermajority requirement could have the effect of deterring certain third parties from proposing mergers with the Company, initiating proxy contests, or from acquiring substantial blocks of the Company's shares. Such merger proposals, proxy contests and acquisitions of substantial blocks of shares tend to increase, at least temporarily, market prices for a company's stock. Consequently, if the Supermajority requirement is approved, Company shareholders could be deprived of temporary opportunities to sell their shares at higher market prices. Moreover, by possibly deterring proxy contests, merger proposals or acquisitions of substantial blocks of the Common Stock, the Supermajority Requirement might have the incidental effect of inhibiting certain changes in incumbent management, some or all of whom may be replaced in the course of a change in control.

The Supermajority requirement could also be viewed as transferring a certain degree of control of the Company's destiny from the shareholders to the Board. Because certain members of Company management are also Board members, the interest of each Board member may not always be identical to that of the Company's shareholders. Other than the potential antitakeover effects just discussed, none of the Directors or Officers of the Company has any financial or other personal interest in the adoption of the Supermajority requirement.


                    REDUCTION OF QUORUM REQUIREMENT

At the present time, the Company's Restated Articles of Incorporation require that at least a majority of the number of shares entitled to vote at a meeting be present in person or by proxy to constitute a quorum. The Board has recommended that the quorum requirement be reduced to one-third of those shares entitled to vote at a meeting in order to simplify the process of carrying on business that requires shareholder approval. The one-third quorum requirement is the standard established by the corporate governance requirements of the Nasdaq stock market and other stock exchanges in the United States. It is also the minimum required under Colorado law. Reducing the quorum would simplify the election process and reduce the cost to the Company of holding shareholder meetings as it should eliminate the need to a large extent for hiring proxy solicitation firms to assist the Company in obtaining proxy responses. Reducing the quorum requirement could have the effect of allowing a minority of the total outstanding votes to approve a corporation action, although all shareholders will be given a opportunity to vote on all corporate actions. The full text of this proposed amendment is set forth in Article Fourth, subparagraph (I) of Exhibit A attached to this Proxy Statement.

Management recommends a vote FOR this proposal to approve the Company's Amended and Restated Articles of Incorporation set forth in Exhibit A to this Proxy Statement.


               APPROVAL OF THE 1998 NON QUALIFIED STOCK OPTION PLAN

The Board has proposed that the Registrant establish a stock option plan which shall be known as Horizontal Ventures, Inc. Non Qualified STOCK OPTION PLAN (the "Plan") whereby key employees, consultants and members of the Board of Directors of the company or of a subsidiary of the Company, providing material services to the Company, at the Board's discretion shall be eligible for stock options. At the discretion of the Board of Directors the Stock Option Plan may be administered by a Committee of two or more non-employee Directors appointed by the Board. The members of the Committee may be Directors who are eligible to receive Options under the Plan, but Options may be granted to such persons only by action of the full Board and not by action of the Committee. Subject to the provisions of the Plan, the Board or Committee shall have complete discretion in determining the terms and conditions and number of Options granted under the Plan. The purpose of the Plan is to enhance shareholder value by attracting, retaining and motivating key employees, consultants and members of the Board of Directors of the Company and of a subsidiary of the Company by providing them with a means to acquire a proprietary interest in the Company's success.

The total number of shares of Common Stock of the Company available and reserved for issuance under the plan upon exercise of Options shall be 400,000 shares, subject to appropriate adjustment for stock dividend or split, recapitalization, reclassification, or other similar capital change. The term of the option is for ten years from the date of grant and shall vest on a schedule determined by the Board of Directors. No option granted pursuant to the Plan shall have an Option price that is less than the fair market value of the Common Stock on the date the option is granted, as determined by the Board. Payment for all shares of Common Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Each Option under the Plan shall be evidenced by a written option agreement that specifies the exercise price, the duration of the Option, the number of shares of stock to which the Option applies, and such vesting or exercisability restrictions and other terms and conditions which the Board or Committee may impose.

The Board may grant Stock Appreciation Rights to Plan participants at the same time as such participants are awarded Options under the Plan. Such Stock Appreciation Rights shall be evidenced by agreements in such form as the Board shall from time to time approve. Each Stock Appreciation Right shall relate to a specific Option under the Plan and shall be awarded to a participant concurrently with the grant of such Option. A participant shall exercise Stock Appreciation Rights by giving written notice of such exercise to the Company. The date upon which such written notice is received by the Company shall be the exercise date for the Stock Appreciation Rights.

Nothing in the Plan shall interfere with or limit in any way the right of the Company or a subsidiary corporation to terminate any employee's or consultant's employment at any time, nor confer upon any employee or consultant any right to continue in the employ of the Company or a subsidiary corporation.

At any time, the Board may terminate the Plan and from time to time may amend or modify the Plan.

The principal federal income tax consequences of the grant and exercise of options under the Stock Option Plan are, in general, as follows:

     1. Options granted under the Stock Option Plan are not intended to qualify as "incentive stock options" under the Internal Revenue Code.

     2. Upon the grant of an option under the Stock Option Plan, the optionee will have no taxable income and the Company will have no tax deduction.

     3. Upon exercise of an option under the Stock Option Plan, the optionee will realize ordinary taxable income in an amount equal to the excess of the fair market value of the underlying shares of Common Stock at the time the option is exercised over the exercise price of the option for such shares.

     4. The amount of income recognized by the optionee will be deductible by the Company as compensation in the year in which ordinary income is recognized by the optionee by reason of exercise of options under the Stock Option Plan.

     5. An optionee's basis for the shares of Common Stock acquired pursuant to the exercise of options under the Stock Option Plan will be the option exercise price plus any amount recognized as ordinary income by reason of the exercise of the options.

     6. Upon the sale of the Common Stock acquired pursuant to the exercise of options under the Stock Option Plan, capital gain or loss will be realized by the optionee in the amount by which the sales price is greater or less than the basis of such stock. Such gain or loss will be long-term or short-term depending on whether the shares were held for more than eighteen months after the option was exercised.

     7. Exercise of an option by exchanging previously acquired shares of the Company's Common Stock will not result in taxable gain or loss on the exchanged shares, but the optionee's tax basis for an equal number of acquired shares will be the same as the optionee's tax basis for the exchanged shares. The remaining acquired shares will have an original tax basis equal to the sum of the amount paid in cash, if any, plus any amount which the optionee is required to recognize as income as a result of the exercise of the option.

     Since the Board of Directors believes that the Stock Option Plan will attract, retain and motivate key employees, consultants and members of the Board of Directors of the Company and of any subsidiary of the Company by providing them with a means to acquire a proprietary interest in the Company's success, the Board of Directors recommends that the Shareholders vote FOR the approval of the Stock Option Plan.


       AUTHORIZING THE ISSUANCE OF UP TO 2,500,000 SHARES OF THE COMPANY'S
                 COMMON AND/OR PREFERRED STOCK

The Board has determined that the best interest of the Company and its shareholders will be served by authorizing the Board to issue up to an additional 2,500,000 shares of its Common and/or Preferred Stock to raise capital in private or public offerings and/or to be used to acquire drilling properties and oil and gas production. Since emergence from bankruptcy, the Company has spent a majority of its time analyzing oil and gas properties that could benefit from reentry into pay zones utilizing the Company's horizontal drilling technology. The Company's horizontal drilling technology is principally utilized to stimulate production in known pay zones of developed properties thereby improving production and the value of those properties. To date, the Company has raised approximately $5.9 million by the sale of its Common Stock to acquire a producing property in Santa Barbara County, California and to acquire additional properties as they are identified. The new Nasdaq corporate governance requirements require shareholder approval of certain offerings, including private placements under certain circumstances and the issuance of stock in exchange for other assets, should the number of shares issued total twenty percent or more of the outstanding shares of the Company. To eliminate the need to have several sequential meetings of shareholders, the Board of Directors is seeking shareholder approval of its proposed expansion plan as part of this Annual Meeting. Management will use its best judgment to determine whether the shareholders would benefit more by the issuance of shares in a private or public offering for cash or whether exchanging the Company's shares for properties would be more expeditious and economical under the circumstances. Management recommends a vote FOR this proposal.


                     INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Bateman & Company as the independent certified public accountants to audit the books, records and accounts of the Company for its 1997 fiscal year. Clint Bateman has served as the Company's independent accountants since 1996 as part of Bateman Blomstrom & Co. and is, therefore, familiar with the business and financial procedures of the Company. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity otherwise than as independent accountants.

     A representative of Bateman & Company is expected to be present at the Annual Meeting of Stockholders to answer proper questions and will be afforded an opportunity to make a statement regarding the financial statements.


                           STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders must be received by the Company on or before November 30, 1998, in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.


                                 OTHER MATTERS

     Management does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

                                         By Order of the Board of Directors



                                         Randeep S. Grewal
                                         Chairman
____________, 1998


                                EXHIBIT A

                       RESTATED ARTICLES OF INCORPORATION
                                    OF
                         HORIZONTAL VENTURES, INC.

     FIRST:     The name of the corporation is Horizontal Ventures, Inc.
     SECOND:    The corporation shall have perpetual existence.
     THIRD: (a)     Purposes.  The nature, objects and purposes of the
business to be transacted shall be to transact all lawful business for which corporations may be incorporated pursuant to the Colorado Business Corporation Act.
            (b) Powers. In furtherance of the foregoing purposes, the corporation shall have and may exercise all of the rights, powers and privileges now or thereafter conferred upon corporations organized under the laws of Colorado. In addition, it may do everything necessary, suitable or proper for the accomplishment of any of its corporation purposes.
     FOURTH:(a)     The aggregate number of shares which the corporation shall have authority to issue is 50,000,000 shares of common stock having no par value and 50,000,000 shares of preferred stock having no par value.  The shares of common stock shall have unlimited voting rights and shall constitute the sole voting group of the corporation, except to the extent any additional voting group or groups may hereafter be established in accordance with the Colorado Business Corporation Act. The board of directors of the corporation is authorized, subject to limitations prescribed by law and the provisions of these Restated Articles of Incorporation, to provide for the issuance of the shares of preferred stock in classes or series, to establish or change the number of shares to be included in each class or series, and to fix the designation, relative rights and preferences and limitations of the shares of each class or series.
            (b) Each shareholder of record shall have one vote for each share of stock standing in his name on the books of the corporation and entitled to vote, except that in the election of directors, each shareholder shall have as many votes for each share held by him as there are directors to be elected and for whose election the shareholder has the right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise.
            (c)     At all meetings of shareholders, one-third of the shares
of a voting group entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum of that voting group.
            (d) Except as otherwise required by law, matters initiated by the board of directors shall require for approval that the votes cast in favor of the matter within each voting group exceed the votes cast against the matter at a meeting in which a quorum is present.  Except as otherwise required by law, matters not initiated by the board of directors shall require for approval the affirmative vote of two thirds of all votes entitled to be cast within each voting group except that a shareholder intiative to remove a director shall require only a simple majority vote of those shareholders present in person or by proxy assuming there is a quorum and a shareholder intiative to amend the articles of incorporation shall require only a vote of a majority of all shares outstanding that are entitled to vote on such a proposal.
            (e)     No shareholder of the corporation shall have any
preemptive or other right to subscribe for any additional unissued or treasury shares of stock or for other securities of any class, or for rights, warrants or options to purchase stock, or for scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges.
     FIFTH: (a)     The number of directors of the corporation shall be fixed
by the bylaws and shall be divided into three groups with staggered terms.
Each group shall contain one-third the total number of directors, as near as may be. The initial board of directors upon filing these Restated Articles of Incorporation with the Secretary of State of Colorado shall consist of four directors divided into three groups as follows: Class A shall consist of one director designated as the Chairman of the Board; Class B shall consist of two directors, including the director designated as the Vice Chairman of the Board; Class C shall consist of the remaining two directors. The terms of the Class C directors expire at the first annual shareholders meeting after their election. The terms of the Class B directors expire at the second annual shareholders meeting after their election. The term of the Class C director expires at the third annual shareholders meeting after his election.
Following the expiration of their initial terms, directors shall be elected for terms of three years to succeed those whose terms expire.

            (b)     The initial directors in each class shall be as follows:
             Class A

             Randeep S. Grewal             10815 Briar Forest Drive
                                           Houston, Texas 77042

             Class B

             Dr. Jan F. Holtrop            Van Alkemadelaan
                                           2596 AS The Hague
                                           The Netherlands

             George Andrews                7899 West Frost Drive
                                           Littleton, CO 80123

             Class C

             Dirk Van Keulen               Heemraadslag 14
                                           2805 DP Gouda
                                           The Netherlands

             Donald A. Christensen         48 South Evanston Way
                                           Aurora, Colorado 80012

            (c) One or more directors may be removed by the shareholders with our without cause in the manner provided by the Colorado Business Corporation Act, except that where such removal is not recommended by the board of directors, the greater voting requirement set forth in paragraph (d) of Article FOURTH shall apply.
     SIXTH:     The address of the initial registered office of the
corporation is 1700 Lincoln Street, Suite 1800, Denver, Colorado 80203. The name of its initial registered agent at such address is Roger V. Davidson, Esq. The corporation may conduct part or all of its business in any other part of Colorado, of the United States or of the world. It may hold, purchase, mortgage, lease and convey real and personal property in any of such places.
     SEVENTH:    The address of the principal office of the corporation is
575 Madison Ave., Suite 1006, New York, New York 10022.
     EIGHTH:     The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and the same are in furtherance of and not in limitation or exclusion of the powers conferred by law.
            (a) Conflicting Interest Transactions. As used in this paragraph, "conflicting interest transaction" means any of the following: (I) a loan or other assistance by the corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest; (ii) a guaranty by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest; or (iii) a contract or transaction between the corporation and a director of the corporation or between the corporation and an entity in which a director of the corporation is a director or officer or has a financial interest. No conflicting interest transaction shall be void or voidable, be enjoined, be set aside or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the corporation, solely because the conflicting interest transaction involves a director of the corporation or an entity in which a director of the corporation is a director or officer or has a financial interest, or solely because the director is present at or participates in the meeting of the corporation's board of directors or of the committee of the board of directors which authorizes, approves or ratifies a conflicting interest transaction, or solely because the director's vote is counted for such purpose if: (A) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes, approves or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or (B) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved or ratified in good faith by a vote of the shareholders; or (C) a conflicting interest transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves or ratifies the conflicting interest transaction.
            (b)     Loans and Guaranties for the Benefit of Directors.
Neither the board of directors nor any committee thereof shall authorize a loan by the corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest, or a guaranty by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest, until at least ten days after written notice of the proposed authorization of the loan or guaranty has been given to the shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders. The requirements of this paragraph
(b) are in addition to, and not in substitution for, the provisions of paragraph (a) of Article EIGHTH.
            (c) Indemnification. The corporation shall indemnify, to the maximum extent permitted by law, any person who is or was a director, officer, agent, fiduciary or employee of the corporation against any claim, liability or expense arising against or incurred by such person made party to a proceeding because he is or was a director, officer, agent, fiduciary or employee of the corporation or because he is or was serving another entity as a director, officer, partner, trustee, employee, fiduciary or agent at the corporation's request. The corporation shall further have the authority to the maximum extent permitted by law to purchase and maintain insurance providing such indemnification.
            (d) Limitation on Director's Liability. No director of this corporation shall have any personal liability for monetary damages to the corporation or its shareholders for breach of his fiduciary duty as a director, except that this provision shall not eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for: (I) any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) voting for or assenting to a distribution in violation of Colorado Revised Statutes section 7-106-401 or these Restated Articles of Incorporation if it is established that the director did not perform his duties in compliance with Colorado Revised Statutes section 7-108-401, provided that the personal liability of a director in this circumstance shall be limited to the amount of the distribution which exceeds what could have been distributed without violation of Colorado Revised Statutes section 7-106-401 or these Restated Articles of Incorporation; or (iv) any transaction from which the director directly or indirectly derives an improper personal benefit. Nothing contained herein will be construed to deprive any director of his right to all defenses ordinarily available to a director nor will anything herein be construed to deprive any director of any right he may have for contribution from any other director or other person.
            (e) Negation of Equitable Interests in Shares or Rights. Unless a person is recognized as a shareholder through procedures established by the corporation pursuant to Colorado Revised Statutes section 7-107-204 or any similar law, the corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner thereof for all purposes permitted by the Colorado Business Corporation Act including without limitation all rights deriving from such shares, and the corporation shall not be bound to recognize any equitable or other claim to or interest in such shares or rights deriving from such shares on the part of any other person, including without limitation a purchaser, assignee or transferee of such shares, unless and until such other person becomes the registered holder of such shares or is recognized as such, whether or not the corporation shall have either actual or constructive notice of the claimed interest of such other person. By way of example and not of limitation, until such other person has become the registered holder of such shares or is recognized pursuant to Colorado Revised Statutes section 7-107-204 or any similar applicable law, he shall not be entitled: (I) to receive notice of the meetings of the shareholders; (ii) to vote at such meetings; (iii) to examine a list of the shareholders; (iv) to be paid dividends or other distributions payable to shareholders; or (v) to own, enjoy and exercise any other rights deriving from such shares against the corporation. Nothing contained herein will be construed to deprive any beneficial shareholder, as defined in Colorado Revised Statutes section 7-113-101(1), of any right he may have pursuant to Article 113 of the Colorado Business Corporation Act or any subsequent law.

DATED the ___th day of _____________, 1998.